UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	June 29, 2011

Energy Focus, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	0-24230	94-3021850
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

32000 Aurora Road, Solon, Ohio		44139
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	440-715-1300

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01 Other Events.

On June 29, 2011, The Quercus Trust ("Quercus"), of Newport Beach, California, the largest shareholder of Energy Focus, Inc. (the "Company"), reported in a Form 4 filed with the Securities and Exchange Commission that it had sold 3,965,000 shares of its common stock in a transaction that had closed two days earlier, and that after the sale Quercus continued to own 1,134,880 shares.

The Company served as the escrow agent for the transaction. The Company did not receive any compensation for it its services.

Twelve purchasers acquired shares from Quercus in the transaction. No purchaser ended up owning ten percent or more of the Company’s common shares after the acquisition. Effective registration statements on SEC Form S-3 covered the sales of all of the shares.

Under the terms of the purchase documents, Quercus is precluded from selling any of the Company’s common shares that it still owns for 180 days.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Energy Focus, Inc.

June 30, 2011	By:	Frank Lamanna

Name: Frank Lamanna
Title: interim Chief Accounting Officer (principal accounting officer)